UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 15, 2020
 _________________________
WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Bank Street, Waterbury, Connecticut 06702
(Address and zip code of principal executive offices)

203-578-2202
(Registrant’s telephone number, including area code)
______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value	WBS	New York Stock Exchange
Depository Shares, each representing 1/1000th interest in a share	WBS-F	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2020, the Board of Directors of Webster Financial Corporation (the “Company”) adopted certain amendments to the Company’s Bylaws (the “Amended Bylaws”), which became effective immediately upon adoption. The amendments expressly permit the Company to hold shareholder meetings by means of remote communication as the Board of Directors may determine in its sole discretion.

The foregoing description of the amendments is qualified in its entirety by reference to the full text of the Amended Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K in unmarked form, and as Exhibit 3.2 in redline form showing the amendments described above, and are incorporated by reference herein.
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Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Bylaws of Webster Financial Corporation, as amended effective March 15, 2020
3.2	Bylaws of Webster Financial Corporation, as amended effective March 15, 2020, redlined for amendments effective March 15, 2020
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

Date:		/s/ Harriet Munrett Wolfe
	Name:	Harriet Munrett Wolfe
	Title:	Executive Vice President, General Counsel and Secretary

Date: March 16, 2020

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws of Webster Financial Corporation, as amended effective March 15, 2020
3.2	Bylaws of Webster Financial Corporation, as amended effective March 15, 2020, redlined for amendments effective March 15, 2020
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).